EXHIBIT 31.1
Certification of Principal Executive Officer and Principal Financial Officer pursuant to Securities  Exchange Act rules 13a- and  15d-15(c)  as  adopted pursuant to section 302 of the Sarbanes-Oxley act of 2002.

CERTIFICATIONS

I,  Dwight Webb,  certify  that;

(1)  I  have  reviewed this annual report on Form10-KSB of Vita Equity, Inc.;

(2)  Based  on  my  knowledge,  this  annual  report does not contain any untrue      statement  of a material fact or omit to state a material fact necessary to make  the  statements  made, in light of the circumstances under which such statements  were made, not misleading with respect to the period covered by this  annual  report;

(3)  Based  on  my  knowledge,  the  financial  statements,  and other financial      information  included in this annual report, fairly present in all material respects  the  financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this annual report;

(4)  The  Registrant's  other  certifying  officers  and  I  are responsible for establishing and maintaining disclosure controls and procedures (as defined in  Exchange  Act  Rules  13a-14  and  15d-14) for the Registrant and have:

     a)   designed  such  disclosure  controls  and  procedures  to  ensure that material  information  relating  to  the  Registrant,  including  its consolidated  subsidiaries, is made known to us by others within those entities,  particularly  during the period in which this annual report is  being  prepared;

     b)   evaluated  the  effectiveness  of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this  annual  report  (the  "Evaluation  Date");  and

     c)   presented  in  this  annual  report  our  conclusions  about  the effectiveness  of  the disclosure controls and procedures based on our evaluation  as  of  the  Evaluation  Date;

(5)  The  Registrant's  other certifying officers and I have disclosed, based on our  most  recent  evaluation,  to  the Registrant's auditors and the audit committee  of  Registrant's  board  of directors (or persons performing the equivalent  functions):

     a)   all  significant  deficiencies  in the design or operation of internal controls  which  could  adversely  affect  the Registrant's ability to record,  process,  summarize  and  report  financial  data  and  have identified  for  the  Registrant's auditors any material weaknesses in internal  controls;  and

     b)   any  fraud, whether or not material, that involves management or other   employees  who  have  a  significant role in the Registrant's internal controls;  and

(6)  The  Registrant's  other  certifying  officers and I have indicated in this annual  report  whether  or  not there were significant changes in internal controls  or  in  other  facts  that  could  significantly  affect internal controls  subsequent  to  the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:   April 14, 2006      /s/ Dwight Webb
                                        Dwight Webb
                                        Principal Executive Officer
                                        Principal Financial Officer